STOCK PURCHASE AGREEMENT


                            relating to the stock of


                            FUTURE DIAGNOSTICS, INC.



                                      Among



                     RADNET MANAGED IMAGING SERVICES, INC.,


                          PRIMEDEX HEALTH SYSTEMS, INC.



                                       and



                  The shareholders of Future Diagnostics, Inc.











                                November 14, 1995




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                                TABLE OF CONTENTS
                                                                          Page

1.   Purchase and Sale of Shares............................................1
2.   Purchase Price and Payment.............................................1
3.   The Closing, the Closing Date and the Effective Date...................4
4.   Representations and Warranties by Sellers..............................4
5.   Representations and Warranties by Buyer...............................17
6.   Pre-Closing Covenants.................................................19
7.   Conditions Precedent to Obligations of Buyer..........................22
8.   Conditions Precedent to Obligations of Sellers........................25
9.   Indemnification...................................................... 26
10.  Post-Closing Covenants................................................29
11.  Termination...........................................................33
12.  Confidentiality.......................................................33
13.  Publicity.............................................................33
14.  Notices...............................................................34
15.  Governing Law; Interpretation; Section Headings.......................35
16.  General...............................................................35
17.  Further Assurances....................................................36
18.  Counterparts..........................................................36
19.  Attorneys' Fees.......................................................36
20.  Interpretation of Agreement...........................................36

                                    EXHIBITS

Exhibit A-1 License Agreement (FDR to FDI) Exhibit A-2 License Agreement (FDI to
FDR)
Exhibit B      Matters to be Covered by Legal Opinion of Sellers' Counsel
Exhibit C      Newco Shareholders Agreement
Exhibit D      Employment Agreement
Exhibit E      California Counties and Other States Where the Corporation is
                Doing Business
Exhibit F      Guaranty and Security Agreement
Exhibit G      Assignment

                                    SCHEDULES

Schedule 1     Shareholders Interests in the Corporation
Schedule 2     Exceptions to Representations and Warranties
Schedule 3     Balance Sheet
Schedule 4     Material Contracts
Schedule 5     Bank Accounts
Schedule 6     Litigation and Proceedings
Schedule 7     Compensation and Benefits of Employees
Schedule 8     Required Consents and Notices
Schedule 9     Permits
Schedule 10    Insurance Policies
Schedule 11    Exceptions to Dr. Brant-Zawadzki's Noncompete Agreement
Schedule 12    Exceptions to Dr. Crues' Noncompete Agreement










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